SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 29, 2006
Date of Report (Date of Earliest Event Reported)
The Cronos Group
(Exact name of registrant as specified in its charter)
Luxembourg
(State or Other Jurisdiction of Incorporation)

0-24464	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)
5, rue Guillaume Kroll, L-1882 Luxembourg
(Address of principal executive offices) (Zip Code)
(352) 26.48.36.88
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10

Item 8.01 Other Events.
          CF Leasing. CF Leasing Ltd. (“CF Leasing”) is a Bermuda exempted company in which the registrant, The Cronos Group (the “Company”) (Nasdaq symbol: CRNS), through a subsidiary, owns a 50% membership interest. CF Leasing is referred to by the Company in its periodic reports as the “Joint Venture Program.” The other 50% member of CF Leasing is an affiliate of Fortis Bank (Nederland) N.V. (“Fortis Bank”). CF Leasing was established in 2002 to acquire and lease marine cargo containers to third parties. A group of lenders, represented by and including Fortis Bank, provide up to 80% of the cost of acquiring containers and the members of CF Leasing each provide one-half of the equity to fund the balance of the capital requirements of CF Leasing. The members of CF Leasing are FB Aviation & Intermodal Finance Holding B.V. (“FBH”), a Besloten Vennootschap organized and existing under the laws of The Netherlands, and Cronos Equipment (Bermuda) Limited, a Bermuda limited liability company (“CEB”) and a wholly-owned subsidiary of the Company. CF Leasing is managed by Cronos Containers (Cayman) Ltd., a Cayman Islands company and a wholly-owned subsidiary of the Company.
          CF Leasing and Fortis Bank (as lender and as agent for a group of lenders) are parties to an Amended and Restated Loan Agreement, dated as of March 7, 2003, as amended (the “Loan Agreement”). Under the Loan Agreement, the lenders have committed, subject to the terms and conditions of the Loan Agreement, to make advances to CF Leasing in the amount of $300 million for the purchase of containers. Through September 30, 2006, the lenders had made advances of $268 million to CF Leasing pursuant to the Loan Agreement.
          Under the Loan Agreement, the lenders are committed to make advances through the “Conversion Date,” currently September 30, 2006. If the Conversion Date is not further extended, then the advances made under the Loan Agreement convert on the Conversion Date to a term loan, repayable over 10 years.
          On September 29, 2006, CF Leasing, Fortis Bank, and the other lenders under the Loan Agreement entered into Amendment Number 9 to the Loan Agreement, providing for an extension of the Conversion Date from September 30, 2006 to October 31, 2006. The temporary extension of the Conversion Date is intended to allow CF Leasing and Fortis Bank, as agent and lender, to negotiate further modifications to the Loan Agreement, including an expansion of the aggregate commitment of the lenders thereunder.
Item 9.01 Financial Statements and Exhibits.
          (c) Exhibits.

Exhibit 10.1	Amended and Restated Loan Agreement, dated as of March 7, 2003 (“Loan Agreement”), by and among CF Leasing Ltd., a Bermuda exempted company (“CF Leasing”), and Fortis Bank (Nederland) N.V. (“Fortis Bank”), a Naamloze Vennootschap organized and existing under the laws of The Netherlands, and BTM Capital Corporation (formerly BTMU Capital Corporation) (“BTMUCC”), a Delaware corporation.

Exhibit 10.2	Amendment Number 1, dated as of October 15, 2003, to Loan Agreement, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.3	Amendment Number 2 to Loan Agreement, dated as of March 4, 2004, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.4	Amendment Number 3 to Loan Agreement, dated as of April 30, 2004, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.5	Amendment Number 4 to Loan Agreement, dated as of May 31, 2004, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.6	Amendment Number 5 to Loan Agreement, dated as of June 15, 2004, by and among CF Leasing, Fortis Bank, BTMUCC, and HSH Nordbank AG, New York Branch (“HSH”), a banking institution organized and existing under the laws of Germany.

Exhibit 10.7	Amendment Number 6 to Loan Agreement, dated as of June 15, 2005, by and among CF Leasing, Fortis Bank, BTMUCC, HSH, and WestLB AG, a joint stock company organized and existing under the laws of Germany, acting through its New York Branch (“WestLB”), and NIB Capital Bank N.V. (“NIBC”), a Naamloze Vennootschap organized and existing under the laws of The Netherlands (Fortis Bank, BTMUCC, HSH, WestLB, and NIBC referred to hereinafter as the “Lenders”).

Exhibit 10.8	Amendment Number 7 to Loan Agreement, dated as of January 17, 2006, by and among CF Leasing, Fortis Bank, as agent and lender, and the other lenders.

Exhibit 10.9	Amendment Number 8 to Loan Agreement, dated as of June 14, 2006, by and among CF Leasing, Fortis Bank, as agent and lender, and the other lenders.

Exhibit 10.10	Amendment Number 9 to Loan Agreement, dated as of September 29, 2006, by and among CF Leasing, Fortis Bank, as agent and lender, and the other lenders.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CRONOS GROUP
By:	/s/ FRANK P. VAUGHAN
Name: Frank P. Vaughan
Title: Chief Financial Officer

Date: October 4, 2006

EXHIBIT INDEX

Exhibit 10.1	Amended and Restated Loan Agreement, dated as of March 7, 2003 (“Loan Agreement”), by and among CF Leasing Ltd., a Bermuda exempted company (“CF Leasing”), and Fortis Bank (Nederland) N.V. (“Fortis Bank”), a Naamloze Vennootschap organized and existing under the laws of The Netherlands, and BTM Capital Corporation (formerly BTMU Capital Corporation) (“BTMUCC”), a Delaware corporation.

Exhibit 10.2	Amendment Number 1, dated as of October 15, 2003, to Loan Agreement, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.3	Amendment Number 2 to Loan Agreement, dated as of March 4, 2004, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.4	Amendment Number 3 to Loan Agreement, dated as of April 30, 2004, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.5	Amendment Number 4 to Loan Agreement, dated as of May 31, 2004, by and among CF Leasing, Fortis Bank, and BTMUCC.

Exhibit 10.6	Amendment Number 5 to Loan Agreement, dated as of June 15, 2004, by and among CF Leasing, Fortis Bank, BTMUCC, and HSH Nordbank AG, New York Branch (“HSH”), a banking institution organized and existing under the laws of Germany.

Exhibit 10.7	Amendment Number 6 to Loan Agreement, dated as of June 15, 2005, by and among CF Leasing, Fortis Bank, BTMUCC, HSH, and WestLB AG, a joint stock company organized and existing under the laws of Germany, acting through its New York Branch (“WestLB”), and NIB Capital Bank N.V. (“NIBC”), a Naamloze Vennootschap organized and existing under the laws of The Netherlands (Fortis Bank, BTMUCC, HSH, WestLB, and NIBC referred to hereinafter as the “Lenders”).

Exhibit 10.8	Amendment Number 7 to Loan Agreement, dated as of January 17, 2006, by and among CF Leasing, Fortis Bank, as agent and lender, and the other lenders.

Exhibit 10.9	Amendment Number 8 to Loan Agreement, dated as of June 14, 2006, by and among CF Leasing, Fortis Bank, as agent and lender, and the other lenders.

Exhibit 10.10	Amendment Number 9 to Loan Agreement, dated as of September 29, 2006, by and among CF Leasing, Fortis Bank, as agent and lender, and the other lenders.